UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2017

ZIVO BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30415	87-0699977
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2804 Orchard Lake Road, Suite 202, Keego Harbor, Michigan  48320

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (248) 452-9866

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.03    Amendments to the Article of Incorporation or Bylaws; Changes in Fiscal Year

On November 8, 2017, the shareholders of Zivo Bioscience, Inc. approved Articles of Amendment (the “Articles of Amendment”) amending the Company’s Articles of Incorporation to increase the number of the Company’s authorized shares of common stock from 450,000,000 to700,000,000. The Articles of Amendment were filed with the Secretary of State of the State of Nevada on, and effective as of, November 9, 2017. A copy of the Articles of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the annual meeting of the shareholders of Zivo Bioscience, Inc. on November 8, 2017, shareholders: (1) elected the five nominees for Board of Directors to serve until the next annual meeting of shareholders in 2017 and until his/her successor is elected and qualified; (2) approved the proposal to amend the Company’s Articles of Incorporation to increase the authorized shares of common stock from 450,000,000 to 700,000,000; and (3) an advisory approval of the named executive officer compensation. The results of the voting are shown below.

Proposal 1 – Election of Directors

Nominees	Votes For	Against	Abstain	Not Voted
Christopher D. Maggiore	56,882,314	-0-	122,787	55,238,961
Nola E. Masterson	56,473,314	409,000	122,787	55,238,961
John B. Payne	56,852,314	30,000	122,787	55,238,961
Philip M. Rice II	56,113,314	769,000	122,787	55,238,961
Robert O. Rondeau	54,593,314	2,289,000	122,787	55,238,961

Proposal 2 – Increase in Authorization of Shares from 300,000,000 to 450,000,000

Votes For	Against	Abstain
95,769,766	15,666,994	807,302

Proposal 3 – Advisory approval of the named executive officer compensation

Votes For	Against	Abstain	Not Voted
53,510,418	1,841,559	1,653,124	55,238,961

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits.

3.1    Articles of Amendment, as filed with the Secretary of State of the State of Nevada on November 9, 2017.

SIGNATURES

Pursuant  to  the  requirements  of  the  Securities  Exchange  Act  of  1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIVO BIOSCIENCE, INC.

Date:  November 13, 2017

By: /s/ PHILIP M, RICE II

Philip M. Rice, II, Chief Financial Officer